Exhibit 10.41

FIRST AMENDMENT TO LOAN AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of June 15, 2026, by and among CANOPY GROWTH CORPORATION, a corporation organized under the federal laws of Canada (“Borrower Representative”) the other Loan Parties party hereto, JGB CAPITAL, LP, a Delaware limited partnership, JGB PARTNERS, LP, a Delaware limited partnership, DEEPDALE INVESTORS, LLC, a Delaware limited liability company (together with JGB CAPITAL, LP, and JGB PARTNERS, LP, the “Required Lenders”) and JGB COLLATERAL LLC, as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

RECITALS:

WHEREAS, the Borrowers, the Agent and the Lenders have entered into that certain Loan and Guaranty Agreement, dated as of January 8, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement”; and the Existing Loan Agreement, as modified by this Amendment, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein and not defined shall have the meaning ascribed to them in the Loan Agreement); and

WHEREAS, Borrower Representative has requested that the Agent and the Lenders constituting the Required Lenders amend certain provisions of the Existing Loan Agreement to, among other things, add an additional exception to Section 6.6 thereof to permit certain redemptions, retirements or purchases of Equity Interests of a Loan Party and, subject to the satisfaction or waiver by the Agent of the conditions set forth herein, the Agent and Required Lenders are willing to do so on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

1.
Amendments to Existing Loan Agreement:
(a)
Exhibit A of the Existing Loan Agreement is hereby modified and amended by adding the following defined terms in the appropriate alphabetical locations:

““LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of Canopy USA, LLC, effective as of April 30, 2024, as amended, restated, supplemented or otherwise modified from time to time.

“Triggering Event Date” means the date on which both the NASDAQ Stock Market and The New York Stock Exchange permit the listing of companies that consolidate the financial statements of persons that cultivate, distribute or possess marijuana (as defined in 21 U.S.C 802) in the United States for non-medicinal purposes.”

(b)
Section 6.6 of the Existing Loan Agreement is hereby modified and amended by (i) replacing the period at the end of clause (f) of Section 6.6 of the Existing Loan

Agreement with “; and” and (ii) adding a new clause (g) immediately following clause (f) thereof as follows:

“(g) any redemptions, retirements or purchases of any Equity Interests of a Loan Party, provided that the proceeds (if any) of such redemption, retirement or purchase are payable to other Loan Parties or any other Loan Party.”

(c)
Section 6 of the Existing Loan Agreement is hereby modified and amended by adding a new Section 6.13 immediately following Section 6.12 thereof as follows:

“6.13 Triggering Event. On and after June 1, 2026, notwithstanding anything set forth in the LLC Agreement, exchange any Exchangeable Shares (as such term is defined in the LLC Agreement) into Class B Shares (as such term is defined in the LLC Agreement) at any time prior to the Triggering Event Date.”

2.
Conditions Precedent. This Amendment shall become effective on the date (such date, the “First Amendment Effective Date”) on which the Agent shall have received this Amendment duly executed by the Borrower Representative, the other Loan Parties party hereto, and the Required Lenders.
3.
Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:
(a)
each of the representations and warranties of the Loan Parties set forth in Section 4 of the Loan Agreement or any other Loan Document shall be true and correct in all material respects (provided that, any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, or by a qualifying exhibit or schedule, shall be true and correct in all respects) as if made on the First Amendment Effective Date, except to the extent that such representation or warranty expressly relates to a certain date (in which event such representations and warranties shall be true or correct in all material respects (provided that, any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, or by a qualifying exhibit or schedule, shall be true and correct in all respects) as of such particular date);
(b)
no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date;
(c)
as of the First Amendment Effective Date, each Loan Party has all corporate or other organizational power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Loan Agreement, in each case to the extent party thereto, and such execution, delivery and performance, as applicable, has been duly authorized by all necessary corporate or other organizational action; and
(d)
each Loan Party has duly executed and delivered this Amendment, and each of the Amendment and the Loan Agreement constitutes the legal, valid, and binding obligation of such Loan Party party thereto, enforceable in accordance with its terms; and

(e)
each Loan Party’s respective Obligations under the Loan Documents are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever.
4.
Costs and Expenses. The Borrower Representative agrees to pay or reimburse the Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, as well as the reasonable and documented fees and disbursements invoiced through the date hereof of Agent’s counsel, Haynes and Boone, LLP.
5.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, that except as permitted by Section 11.2 of the Loan Agreement, no Loan Party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Agent.
6.
No Modification. Except as expressly amended hereby, the Existing Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Existing Loan Agreement shall be deemed to be references to the Existing Loan Agreement, as amended hereby. This Amendment shall constitute an amendment under Section 11.8 of the Loan Agreement and this Amendment shall constitute a Loan Document.
7.
Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging (e.g., DocuSign, “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
8.
Incorporation by Reference. The terms and provisions of Sections 10 (“Choice of Law, Venue and Jury Trial Waiver”), 12.10 (“No Waiver by Course of Conduct; Cumulative Remedies”), 11.6 (“Severability”), and 9 (“Notices”) of the Loan Agreement shall be incorporated herein, mutatis mutandis, as if set forth herein in full; provided, that each reference to “this Agreement” shall be read to refer to “this Amendment” for the purposes hereof.
9.
Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor (or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor), as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests prior to the First Amendment Effective Date in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s or any other Loan Party’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that (i) each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed (ii) to the extent each Loan Party is aware, Lenders and Agent have, up to the First Amendment Effective Date, fully and timely performed all of their respective obligations under the Loan Documents. Except as expressly set forth herein, nothing in this Amendment shall be deemed to constitute a waiver or release of any Collateral or any rights or remedies of Agent and the Lenders under the Loan Documents.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

BORROWER REPRESENTATIVE:

CANOPY GROWTH CORPORATION

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Chief Financial Officer

BORROWERS:

10663824 CANADA INC., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Director

TWEED LEASING CORP., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Director

THE SUPREME CANNABIS COMPANY, INC., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Director

TWEED INC., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Director

Signature Page to First Amendment to Loan Agreement (Canopy)

APOLLO APPLIED RESEARCH INC., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Director

11065220 CANADA INC., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Director

EB TRANSACTION CORP., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: President

EB TRANSACTION SUB I, LLC, as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: President

STORZ & BICKEL AMERICA, INC., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: President

CANOPY GROWTH USA, LLC, as a Borrower

Signature Page to First Amendment to Loan Agreement (Canopy)

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: President

STORZ & BICKEL GMBH, as a Borrower

By: /s/ David Männer .

Name: David Männer

Title: Managing Director

CANOPY GROWTH GERMANY GMBH, as a Borrower

By: /s/ Christelle Gedeon .

Name: Christelle Gedeon

Title: Managing Director

CANOPY GROWTH HOLDINGS B.V., as a Borrower

By: /s/ Thomas Michael Schaad .

Name: Thomas Michael Schaad

Title: Authorized Signatory

CANOPY GROWTH AUSTRALIA PTY LTD, as a Borrower in accordance with section 127(1) of the Corporation Act 2001 (Cth)

By: /s/ Christelle Gedeon .

Name: Christelle Gedeon

Title: Director

By: /s/ Lorenzo Petroro .

Name: Lorenzo Petroro

Title: Director

Signature Page to First Amendment to Loan Agreement (Canopy)

CANOPY GROWTH POLSKA SP. Z O.O., as a Borrower

By: /s/ Krysztof Wisniewski .

Name: Krzysztof Wisniewski

Title: Attorney-in-fact

MTL CANNABIS CORP., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Chief Financial Officer

MONTRÉAL CANNABIS MÉDICAL INC.

MONTRÉAL MÉDICAL CANNABIS INC., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Chief Financial Officer

ISOCANMED INC., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Chief Financial Officer

ABBA MEDIX CORP., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Chief Financial Officer

Signature Page to First Amendment to Loan Agreement (Canopy)

CANADA HOUSE CLINICS INC., as a Borrower

By: /s/ Tom Stewart .

Name: Tom Stewart

Title: Chief Fi

Signature Page to First Amendment to Loan Agreement (Canopy)

AGENT:

JGB COLLATERAL LLC, as the Administrative Agent and Collateral Agent

By:_/s/ Brett Cohen .

Name: Brett Cohen

Title: President

Signature Page to First Amendment to Loan Agreement (Canopy)

LENDERS:

JGB Capital, LP, as a Lender

By: /s/ Brett Cohen .

Name: Brett Cohen

Title: President

JGB Partners, LP, as a Lender

By: /s/ Brett Cohen .

Name: Brett Cohen

Title: President

Deepdale Investors, LLC, as a Lender

By: /s/ Brett Cohen .

Name: Brett Cohen

Title: President

Signature Page to First Amendment to Loan Agreement (Canopy)